Exhibit 99.1
Richard M. Heimann (State Bar No. 063607)
Joy A. Kruse (State Bar No. 142799)
Nancy Chung (State Bar No. 225584)
Mikaela Bernstein (State Bar No. 261301)
LIEFF, CABRASER, HEIMANN
   & BERNSTEIN, LLP
275 Battery Street, 30th Floor
San Francisco, CA 94111-3339
Telephone: (415) 956-1000
Facsimile: (415) 956-1008
Email: rheimann@lchb.com
Email: jakruse@lchb.com
Email: nchung@lchb.com
Email: mbernstein@lchb.com
Lead Counsel for the Derivative Plaintiffs
UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
WESTERN DIVISION

IN RE BROADCOM CORP. DERIVATIVE LITIGATION	Master File No. C-06-3252 R (CWx)

CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

EXHIBIT A-1
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

TO:	ANY PERSON WHO OWNED BROADCOM CORPORATION COMMON STOCK ON AUGUST 20, 2009 (“CURRENT BROADCOM SHAREHOLDER”)
PLEASE READ THIS NOTICE CAREFULLY
THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED
PARTIAL SETTLEMENT OF THIS SHAREHOLDER DERIVATIVE
LITIGATION
     YOU ARE HEREBY NOTIFIED, pursuant to Federal Rule of Civil Procedure 23.1 and an Order of the United States District Court for the Central District of California, Western Division (the “Court”), that a proposed settlement (the “Settlement”) has been reached among the Federal Derivative Plaintiffs, on behalf of nominal defendant Broadcom Corporation (“Broadcom” or the “Company”), Broadcom’s Special Litigation Committee, certain of the Individual Defendants, and Broadcom in the above-captioned derivative litigation (the “Federal Derivative Action”). The Federal Derivative Action has been brought derivatively on behalf of Broadcom to remedy the harm allegedly caused to the Company by the defendants’ alleged violations of Federal and State law and breaches of fiduciary duties.
     The Settling Defendants are David A. Dull, George L. Farinsky, Aurelio E. Fernandez, Bruce E. Kiddoo, John E. Major, Scott A. McGregor, Scott J. Poteracki, Alan E. Ross, Robert E. Switz and Werner F. Wolfen. The Non-Settling Defendants are Henry T. Nicholas III, William J. Ruehle and Henry Samueli. Claims are also being released by Broadcom, the Lead Federal Derivative Plaintiffs and all Current Broadcom Shareholders against Martin Colombatto, Myron S. Eichen and/or his estate, Maureen Grzelakowski, Nancy Handel, Timothy Lindenfelser and Vahid Manian.
     The benefits to the Company of the proposed Settlement, which is subject to Court approval, include payments by Broadcom’s directors’ and officers’ liability insurers to Broadcom and other consideration totaling more than $118,000,000.
     A hearing (the “Settlement Hearing”) will be held on December 14, 2009 at
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

10:00 a.m. by the Court at the United States Courthouse, 312 North Spring Street, Courtroom 8, Los Angeles, California to determine: (i) whether the Settlement of the Federal Derivative Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to the Current Broadcom Shareholders and to Broadcom and should be approved by the Court; and (ii) whether a Judgment as provided in V.A.(9) of the Stipulation should be entered herein.
     The Settling Defendants have denied, and continue to deny, and have contested and continue to contest each and every allegation of liability and wrongdoing on their part, and assert that they have strong factual and legal defenses to all claims alleged against them in the Consolidated Amended Derivative Complaint and that such claims are without merit. Without admitting any wrongdoing or liability on their part whatsoever, the Settling Defendants nevertheless are willing to enter into the Settlement provided for herein in order fully and finally to settle and dispose of all claims that have been or could have been asserted against them in the Federal Derivative Action and to avoid the continuing burden, expense, inconvenience and distraction of protracted litigation.
I. THE DERIVATIVE ACTIONS AND THE SPECIAL LITIGATION COMMITTEE
     A. The Consolidated Federal Derivative Action
     On and after May 25, 2006, L.A. Murphy, Yen Shei and Alfred Ronconi filed three derivative actions in the Central District of California: Murphy v. McGregor, et al., Case No. CV-06-3252-R (May 25, 2006); Shei v. McGregor et al., Case No. CV-06-0663-R (July 17, 2006); and Ronconi v. Dull, et al., Case No. CV-06-0771-R (August 18, 2006). On June 23, 2006, an action initially filed in Orange County Superior Court was removed to this Court and was captioned Jin, et al. v. Broadcom, et al., Case No. CV-06-0573-R. By an order dated August 16, 2006, this Court consolidated Murphy and Shei under the caption In re Broadcom Corporation Derivative Litigation, Master File No. CV-06-3252-R (CWx). On
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

August 18, 2006, plaintiffs filed a Consolidated Amended Derivative Complaint. By an order dated October 16, 2006, the Court consolidated Jin and Ronconi with In re Broadcom Corporation Derivative Litigation, Master File CV-06-3252-R (CWx), and appointed Richard M. Heimann of Lieff, Cabraser, Heimann & Bernstein, LLP to serve as lead counsel (“Lead Federal Derivative Plaintiffs’ Counsel”). On November 3, 2006, plaintiffs filed their Consolidated Amended Derivative Complaint (the “Amended Complaint”).
     The Amended Complaint names Broadcom as a nominal defendant, and asserts claims against certain of the Individual Defendants for alleged violations of Sections 10(b), 14(a), and 20(a) of the Securities Exchange Act of 1934, breaches of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment, rescission, constructive fraud, insider trading, violations of California Corporations Code §§ 25402 and 25403, and an accounting and constructive trust. The Amended Complaint alleges, among other things, that the named Individual Defendants intentionally manipulated certain of Broadcom’s stock option grant dates between 1997 and May 2003 in order to enrich themselves at the expense of Broadcom and Broadcom shareholders. The Amended Complaint further alleges that the claimed manipulation of grant dates caused Broadcom to issue false and misleading statements with the SEC, as more fully set forth therein.
     The Amended Complaint further alleges that the named Individual Defendants’ conduct caused Broadcom to expend significant sums of money, including but not limited to, legal fees and expenses in connection with internal investigations and lawsuits, and seeks damages to compensate Broadcom for those expenditures.
     The Settling Defendants deny any and all allegations of wrongdoing.
     B. The State Derivative Actions
     On June 23, 2006, Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust filed a putative derivative action, purportedly on behalf of
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

Broadcom, against certain of the Individual Defendants in Orange County Superior Court. On July 18, 2006, Andrew Servais filed a substantially-similar putative derivative complaint, again purportedly on behalf of Broadcom, against the same Individual Defendants named in Pirelli. The state court consolidated the two cases on August 11, 2006, and the state court plaintiffs filed a Consolidated Complaint on September 18, 2006, naming all of the Individual Defendants. That consolidated case, known as In re Broadcom Corp. Derivative Litigation, Lead Case No. 06CC00124, pending in the Superior Court of the State of California, County of Orange, before the Honorable Ronald L. Bauer, together with any other derivative lawsuit filed in state court arising out of, based upon or related to the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in any of the claims in the Federal Derivative Action, constitutes the State Derivative Action.
     On January 8, 2007, the state Court entered an order staying prosecution of the State Derivative Action.
     C. The Special Litigation Committee
     In May 2007, Broadcom’s Board of Directors established a special litigation committee (“SLC”) to decide what course of action Broadcom should pursue in respect of the claims asserted in this Federal Derivative Action and the State Derivative Action. The SLC retained counsel to assist it.
     D. The Settlement Efforts
     For approximately sixteen months, the Federal Derivative Plaintiffs, Broadcom, the Settling Defendants, and Broadcom’s directors and officers liability insurance carriers engaged in extensive negotiations regarding a potential settlement of the Federal Derivative Action. To that end, various of those parties participated in multiple mediation sessions in Los Angeles, San Francisco and New York with Judge Daniel Weinstein (Ret.), a highly skilled and experienced mediator, and the Court-appointed Special Master, John Francis Carroll. As a
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

result of these settlement discussions and mediations, the Settling Parties ultimately agreed to the terms contained in a detailed Stipulation and Agreement of Partial Settlement dated August 20, 2009 (the “Stipulation”).
     E. Benefits to Broadcom from the Settlement
     Lead Federal Derivative Plaintiffs’ Counsel engaged in arm’s-length negotiations with counsel for the Settling Defendants and Released Persons with a view to achieving the benefits set forth herein. Lead Federal Derivative Plaintiffs’ Counsel and the Special Litigation Committee believe that the Settlement provides an excellent outcome for Broadcom based upon the claims asserted against the Settling Defendants, the evidence developed, and the recoverable damages that might be proven at trial. The monetary recovery provides the Company with substantial means to fund the cost of litigating and/or resolving the Federal Class Action and, therefore, benefits the Company’s current shareholders. Based on their analysis, Lead Federal Derivative Plaintiffs’ Counsel and the Special Litigation Committee have concluded that the terms and conditions of the Settlement are fair, reasonable and adequate to the Company and its shareholders, and in their best interests, and have agreed to partially settle the claims asserted in the Federal Derivative Action pursuant to the terms and provisions of the Stipulation, after considering: (i) the substantial benefits that the Company and its shareholders will receive from the settlement of the Federal Derivative Action; (ii) the attendant risks of continued litigation against the Settling Defendants, especially in complex actions such as this Federal Derivative Action, as well as the difficulties and delays inherent in such litigation; and (iii) the desirability of permitting the Settlement to be consummated, as provided by the terms of the Stipulation. Broadcom has acknowledged the substantial benefits conferred on it by the Settlement.
     F. The Settling Defendants’ Denials of Wrongdoing
     The Settling Defendants deny any wrongdoing, and nothing in the Stipulation shall be construed or deemed to be evidence of, or an admission or concession on
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

the part of Broadcom or any Settling Defendant or any Released Person, or as evidence, of the truth or validity of any of the allegations in the Federal Derivative Action, or of any liability, fault, or wrongdoing of any kind or any infirmity in the defenses that the Settling Defendants could have asserted. The Settling Defendants assert that they complied with all applicable laws and regulations, deny that they have committed any act or omitted to perform any act that gives rise to any liability and/or violation of securities law or breach of fiduciary duties, and state that they are entering into this Settlement to eliminate the burden and expense of further litigation. The Settling Defendants do not dispute, however, that the Federal Derivative Action is being voluntarily settled upon the advice of counsel, and that the terms of the Settlement are fair, adequate and reasonable. The Stipulation shall not be construed or deemed to be a concession by any party of any infirmity in, or validity of, the claims asserted in either the Federal Derivative Action or the State Derivative Action.
II. TERMS OF THE PROPOSED SETTLEMENT
     The full terms and conditions of the Settlement are embodied in the Stipulation, which is on file with the Court. The following is only a summary of the Stipulation.
     A. Payments to Broadcom on Behalf of the Released Persons
     Broadcom will receive payments totaling $118,000,000 (the “Settlement Amount”). Each of the Released Persons is an insured under Broadcom’s directors and officers liability insurance policies having a policy period of September 15, 2005 to September 15, 2006. As part of the consideration for the Settlement, the Released Persons relinquished their rights under the policies and agreed that Broadcom will receive from the Insurers reimbursements ultimately totaling $118,000,000 pursuant to the terms of the Insurance Agreement, which is attached
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

as an exhibit to the Stipulation.1
     Payments from the Insurers pursuant to the Insurance Agreement shall be made into the Settlement Fund, which shall be governed by the Escrow Agreement, which is also attached as an exhibit to the Stipulation. As set forth more fully in the Escrow Agreement and the Insurance Agreement, the Settlement Fund shall be created within thirty (30) calendar days after preliminary approval of the Stipulation by the Court, and shall be disbursed upon the Court’s final approval of the Stipulation (notwithstanding any appeals or potential appeals), as ordered by the Court.
     B. Compromise of Insurance Disputes
     The Released Persons and the Insurers exchanged releases relating to Broadcom’s directors and officers liability insurance policies, as provided in the Insurance Agreement. The Non-Settling Defendants retain all rights as against the Insurers under Broadcom’s directors and officers liability insurance policies, and the Insurers reserve all of their rights as to the Non-Settling Defendants. Broadcom will indemnify the Insurers for claims by the Non-Settling Defendants as provided in Section 4 of the Insurance Agreement.
     C. Other Consideration: Repricing and Cancellation of Stock Options
     Broadcom repriced and/or terminated certain outstanding stock options granted to Settling Defendant David A. Dull, a former Broadcom Treasurer, and a former Broadcom Manager of Financial Reporting, for total forfeitures valued at approximately $846,030.92.

[1]	As set forth more fully in Section 2.G of the Insurance Agreement, should Broadcom recover a sum greater than $15,000,000 in the Federal Derivative Action or the State Derivative Action, together, from the Non-Settling Defendants, then Federal Insurance Company shall be repaid $500,000 of its contribution to the Settlement Fund. In this event, the Settlement Amount shall be equal to $117,500,000.
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

     D. Contribution Bar and Judgment Reduction
     In accordance with § 21D(f)(7) of the Private Securities Litigation Reform Act of 1995, 15 U.S.C. § 78u-4(f)(7), each of the Released Persons, by virtue of the Judgment, shall be discharged from all claims for contribution brought by other Persons. The Judgment and bar order, included in an exhibit to the Stipulation, will constitute the final discharge of all obligations to the Federal Derivative Plaintiffs, Broadcom shareholders and Broadcom of the Released Persons arising out of, based upon or related to the Federal Derivative Action, except for any discovery obligations the Released Persons may have. The Judgment will bar all future claims for contribution arising out of, based upon or related to the Released Claims by any Person against the Released Persons, and by the Released Persons against any Person.
     In addition to the contribution bar, any subsequent judgment against any of the Non-Settling Defendants (a “Subsequent Judgment”) will be reduced by the greater of the Settlement Amount or an amount that corresponds to the total percentage of responsibility of the Settling Defendants and the Settling State Defendants.
     E. Covenant Not to Execute
     The benefit obtained by Broadcom for any Subsequent Judgment will not include any judgment reduction pursuant to Section II.D. or any amount that Broadcom is required to indemnify the Insurers pursuant to Section 4 of the Insurance Agreement. If Broadcom is legally unable to satisfy its indemnification obligation to the Insurers, the Company will not execute on any judgment as to which Broadcom is unable to satisfy its indemnity obligations to the Insurers under the Insurance Agreement.
     F. Stay of Shareholder Litigation Pending the Outcome of Criminal Cases
     The Settling Parties fully support and will submit to the Court the proposed
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

orders attached as exhibits to the Stipulation, staying all proceedings and discovery in the Federal Derivative Action and the Class Action (save for proceedings relating to the Stipulation and the Settlement or any future settlement in either action) until the trials of Henry T. Nicholas III and William J. Ruehle in United States of America v. Henry T. Nicholas, III, et al., Case No. SACR-08-00139-CJC, have been resolved, either through verdict, dismissal or entry of guilty pleas. If stays of all proceedings and discovery in the Federal Derivative Action and the Class Action (save for proceedings relating to the Stipulation and the Settlement or any future settlement in either action) are not entered, Broadcom will have until five (5) business days from the receipt of a ruling denying either stay, or written notice of such circumstances, to withdraw from the Settlement with the Federal Derivative Plaintiffs and the Insurers, thus terminating the Settlement with the Federal Derivative Plaintiffs and the Insurers as to all Released Persons.
III. RELEASES
     The full terms of the dismissal and release of claims are set forth in the Stipulation. The following is only a summary.
     Upon the Court’s entry of the Judgment, Broadcom, the Lead Federal Derivative Plaintiffs and all Current Broadcom Shareholders will release the Released Claims against the Released Persons, both as defined below. Moreover, the Judgment to be entered upon approval of the Settlement will preclude the filing of any action purporting to litigate the Released Claims against the Released Persons. Upon the Court’s entry of the Judgment, each of the Settling Defendants will release the Lead Federal Derivative Plaintiffs, each and all of the Current Broadcom Shareholders, Lead Federal Derivative Plaintiffs’ Counsel and all counsel for plaintiffs in the Federal Derivative Action from all claims arising out of, based upon or related to the institution, prosecution, assertion, settlement or resolution of the Federal Derivative Action and/or the Released Claims. Upon the Court’s entry of the Judgment, each of the Settling Defendants will release
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

Broadcom from all claims arising out of, based upon or related to the institution, prosecution, assertion, settlement or resolution of the Federal Derivative Action and/or the Released Claims, except the Settling Defendants are not releasing Broadcom from any claims or causes of action for indemnification and/or advancement of attorneys’ fees and expenses.
     “Released Claims” means any and all claims, debts, demands, rights or causes of action or liabilities (including, but not limited to, any claims for negligence, gross negligence, recklessness, intentional conduct, damages, interest, and any other costs, expenses or liability), without regard to the subsequent discovery or existence of such different or additional facts, including both known claims and Unknown Claims (as defined below) whether based on federal, state, local, statutory or common law or any other law, rule or regulation, whether fixed or contingent, suspected or unsuspected, whether or not concealed or hidden, accrued or unaccrued, liquidated or un-liquidated, at law or in equity, matured or un-matured: (i) that have been asserted in either the Federal Derivative Action or the State Derivative Action by any of the plaintiffs in those actions, or any of their attorneys, against any of the Released Persons; or (ii) that could have been, or in the future could be, asserted in the Federal Derivative Action or the State Derivative Action against any of the Released Persons arising out of, based upon or related to the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in any of the complaints filed in the Federal Derivative Action or the State Derivative Action. “Released Claims” does not include (i) any claims against any Released Person arising out of, based upon or related to Broadcom’s indemnification or advancement of fees or expenses incurred after the date the Court makes its final determination that the Settlement should be approved and dismisses the Federal Derivative Action with prejudice as against the Settling Defendants; (ii) any direct claims asserted in the Class Action; (iii) any claims against Ernst & Young LLP; or (iv) any claims against any of the Non-
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

Settling Defendants or Nancy Tullos.
     “Released Persons” means the Settling Defendants, the Settling State Defendants, the Nominal Defendant and the Related Parties. “Related Parties” means any Settling Defendant’s or Settling State Defendant’s or Nominal Defendant’s past or present directors, officers, employees, partners, agents, attorneys, personal or legal representatives, consultants, experts, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, general or limited partners or partnerships, limited liability companies, spouses, heirs, executors, estates, administrators, related or affiliated entities, any entity in which any Settling Defendant, Settling State Defendant or Nominal Defendant has a controlling interest, any members of any Settling Defendant’s or Settling State Defendant’s immediate family, any trust of which any Settling Defendant, Settling State Defendant or the Nominal Defendant is the settlor or which is for the benefit of any Settling Defendant’s or Settling State Defendant’s family, and all officers, directors and employees of Broadcom’s current and former subsidiaries. Notwithstanding any of the foregoing, “Related Parties” does not include any of the Non-Settling Defendants, Nancy Tullos or Ernst & Young LLP.
     “Unknown Claims” means any Released Claims which the Settling Parties and their Related Parties, the Released Persons and their Related Parties, or each of the current Broadcom shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons and the Related Parties which, if known by him, her or it, might have affected his, her or its settlement with, and release of, the Released Persons or the Related Parties or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, and although the Settlement provides for a specific release of the Settling Defendants, the Settling Parties stipulated and agreed that, upon the Court’s entry of the Judgment, the Settling Parties and the Related Parties and each of the current Broadcom shareholders shall be deemed to have, and by operation of
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

the Judgment shall have, waived the provisions, rights and benefits of California Civil Code § 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
The Settling Parties and the Related Parties shall be deemed to have, and by operation of the Judgment shall have, waived any and all provisions, rights and benefits conferred by any law of any jurisdiction, state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542. The Settling Parties and the Related Parties may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the Released Claims but the Settling Parties and the Related Parties upon the Court’s entry of the Judgment, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties and the Related Parties shall be deemed by operation of the Judgment to have acknowledged that the foregoing waivers were separately bargained for and are key elements of the Settlement of which the release is a part.
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

IV. PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES
     As set forth more fully in the Stipulation, the Stipulation provides for the payment by Broadcom of $11,500,000 as attorneys’ fees, expenses and costs of plaintiffs’ counsel in connection with the Settlement and their prosecution of the Federal Derivative Action, subject to Court approval.
V. THE HEARING AND YOUR RIGHTS AS SHAREHOLDERS
     A hearing will be held on December 14, 2009, at 10:00 a.m. before the Honorable Manuel L. Real, United States District Judge, at the United States Courthouse, 312 North Spring Street, Los Angeles, California, for the purpose of determining: (i) whether the Settlement of the Federal Derivative Action on the terms and conditions provided for in the Stipulation, is fair, reasonable and adequate to the Current Broadcom Shareholders and to Broadcom and should be approved by the Court; and (ii) whether a Judgment as provided for in V.A.(9) of the Stipulation should be entered herein. The hearing may be adjourned from time to time by the Court at the hearing or any adjourned session thereof without further notice other than by announcement of such adjournment.
     Any current beneficial owner of the shares of Broadcom common stock may appear at the hearing and be heard as to whether the proposed Settlement should be approved, provided, however, that no such beneficial owner shall be heard unless, on or before November 9, 2009 his, her or its objection or opposition is made in writing and is filed with the Court at the address shown below, together with copies of any supporting papers and briefs upon which he, she or it intends to rely and a sworn statement attesting to the date of purchase by such beneficial owner of his, her or its Broadcom common stock and his, her or its continued ownership thereof. In addition, such beneficial owner shall show due proof of service, on or before the aforesaid date, of copies of such objection or opposition, supporting papers and briefs, and proof of purchase and continued ownership of Broadcom common stock upon each of the following:
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

CLERK
UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
WESTERN DIVISION
312 North Spring Street
Los Angeles, CA 90012
LIEFF, CABRASER, HEIMANN & BERNSTEIN, LLP
Richard M. Heimann
Joy A. Kruse
Nancy Chung
Mikaela Bernstein
Embarcadero Center West
275 Battery Street, 29th Floor
San Francisco, CA 94111-3339
Lead Federal Derivative Plaintiffs’ Counsel
BIRD, MARELLA, BOXER, WOLPERT, NESSIM, DROOKS & LINCENBERG
Terry W. Bird
Peter J. Shakow
1875 Century Park East, 23rd Floor
Los Angeles, California 90067-2561
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

KAYE SCHOLER LLP
Jeffrey S. Gordon
Robert Barnes
Gina Guerra
1999 Avenue of the Stars, Suite 1700
Los Angeles, CA 90067-6048
Attorneys for the Special Litigation Committee
IRELL & MANELLA LLP
Layn R. Phillips
David Siegel
Daniel P. Lefler
Glenn K. Vanzura
1800 Avenue of the Stars, Suite 900
Los Angeles, CA 90067-4276
Attorneys for Nominal Defendant Broadcom Corporation
     Any Broadcom shareholder who does not make his, her or its objection or opposition in the manner provided herein shall be deemed to have waived any and all objections and opposition, and shall be forever foreclosed from making any objection to the fairness, reasonableness and adequacy of the proposed Settlement.
VI. DISMISSAL & RELEASE
     Should the Settlement be approved by the Court following the Settlement Hearing, the Court will enter a Final Order and Judgment that:
     1. Approves the Settlement as fair, reasonable and adequate to Broadcom and its shareholders;
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING

     2. Releases and discharges each of the Released Persons from any and all liability with respect to the Released Claims;
     3. Permanently bars and enjoins the institution or prosecution against the Released Persons of any action asserting or relating in any way to the Released Claims.
VII. EXAMINATION OF PAPERS AND INQUIRIES
     For a more detailed statement of the matters involved in this Federal Derivative Action, reference is made to the pleadings, to the Stipulation and to all other papers publicly filed in the Federal Derivative Action, which may be inspected at the Office of the Clerk for the United States District Court for the Central District of California, Western Division, 312 North Spring Street, Los Angeles, California, during regular business hours of each business day.
     Any inquiry concerning the Federal Derivative Action should be addressed to a representative of Lead Federal Derivative Plaintiffs’ Counsel: Lieff, Cabraser, Heimann & Bernstein, LLP, Embarcadero Center West, 275 Battery Street, 29th Floor, San Francisco, CA 94111-3339.
PLEASE DO NOT ADDRESS INQUIRIES TO THE COURT

DATED:	BY ORDER OF THE COURT

UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
WESTERN DIVISION
CORRECTED AMENDED NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING